                                                                 EXHIBIT 10(eee)

                               FIRST AMENDMENT TO
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

         This First Amendment to Amended and Restated Revolving Credit Agreement (the "First Amendment") is made as of September 27, 1995 to be effective upon the Effective Date (as defined below), by and among SOURCE ONE MORTGAGE SERVICES CORPORATION, a Delaware corporation (the "Company"), THE MORTGAGE AUTHORITY, INC., a Delaware corporation ("TMA"), the lenders identified on the signature pages hereof, and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("First Chicago"), individually as a Lender and as administrative agent for the Lenders.

                                    RECITALS

         The Company, TMA, the Agent and the Lenders are parties to a certain Amended and Restated Revolving Credit Agreement, dated as of March 24, 1995 (the "Credit Agreement"), pursuant to which the Lenders have agreed to provide a revolving credit facility to the Company and TMA on the terms and conditions set forth in the Credit Agreement. Any capitalized term not expressly defined herein shall have the meaning ascribed to such term in the Credit Agreement.

         Pursuant to Section 12.6 of the Credit Agreement the Agent, the Lenders, the Company and TMA may make certain amendments to the Loan Documents.

         The Company, TMA, the Agent and the Lenders desire to amend the Credit Agreement to (i) allow for the exchange of certain newly issued subordinated debt securities of the Company for certain existing preferred stock of the Company, (ii) modify certain provisions of the Credit Agreement in order to treat such newly issued subordinated debt as equity in certain instances.

                                   AGREEMENTS

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Effective Date. This First Amendment shall be effective from and after the date (the "Effective Date") on which the Company first exchanges Subordinated Debt (as defined below) for Series A Preferred Stock (as defined below).

         2.      Definitions.

                 (a) The following definitions are hereby added to Section 1.1 of the Credit Agreement:

                 "Series A Preferred Stock: means the Company's 8.42% Cumulative Preferred Stock, Series A."





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         "Subordinated Debt: means the principal amount of (but not any interest on) the unsecured subordinated Debt of the Company outstanding from time to time (which amount shall not exceed $100,000,000) evidenced by the Quarterly Income Capital Securities (Subordinated Interest Deferrable Debentures, Due 2025) of the Company issued (or to be issued) in exchange for certain of the Series A Preferred Stock, the terms of which unsecured subordinated Debt are set forth in the Subordinated Debt Indenture; but shall not include any such unsecured subordinated Debt with respect to which any amounts shall have been deposited with the trustee under the Subordinated Debt Indenture or otherwise irrevocably set aside for the benefit of the holders of such Debt for the purpose of defeasance of such Debt."

                 "Subordinated Debt Indenture: means that certain Subordinated Indenture, dated as of ______________ , as amended or supplemented from time to time, by and between the Company and IBJ Schroeder, as trustee, pursuant to which the Company has issued or will issue the Subordinated Debt."

                 (b) The definition of "Restricted Payment" in Section 1.1 of the Credit Agreement is hereby deleted and replaced with the following:

                 "Restricted Payment: means: (i) with respect to the Company, any payment of any dividends upon any shares of the Company's stock now or hereafter outstanding, except dividends payable in the stock of the Company, and any other distribution of assets to its stockholders, as such, (including any repurchase of the Company's stock) whether in cash, property, or securities, other than the exchange of Subordinated Debt for Series A Preferred Stock; and (ii) any payment of principal of or interest on the Subordinated Debt, and any amounts deposited with the trustee under the Subordinated Debt Indenture or otherwise irrevocably set aside for the benefit of the holders of the Subordinated Debt for the purpose of defeasance of the Subordinated Debt."

         3. Positive Security Conditions. Clauses (i) and (ii) in the first sentence of Section 4.14(a) of the Credit Agreement are hereby deleted and replaced with the following:

         "(i) the Company shall have and maintain a ratio of (1) Funded Debt less Subordinated Debt to (2) Adjusted Consolidated Tangible Net Worth plus Subordinated Debt, calculated monthly on a three-month rolling average basis, of not more than the applicable Unsecured Leverage Ratio; (ii) the total Debt of the Company, excluding Subordinated Debt, shall not exceed the Unsecured Debt Threshold;"





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         4.      Reporting Requirements.  The following is hereby added
at the end of Section 7.7 of the Credit Agreement as Subsection
(r):

                 "(r) Notice of the occurrence of any of the following events, immediately upon the Company's acquisition of knowledge thereof: (i) the occurrence of an "Event of Default" (as defined in Article Five of the Subordinated Debt Indenture), (ii) the deferral by the Company of any quarterly installment of interest on the Subordinated Debt, (iii) the acceleration of the entire principal amount of any series of securities issued under the Subordinated Debt Indenture, (iv) the execution of any amendment or supplement to the Subordinated Debt Indenture, or (v) the resignation or removal of the trustee under the Subordinated Debt Indenture, or any change in the notice address of such trustee.

         5.      Net Worth.

                 (a) The introductory clause of Section 7.9 of the Credit Agreement is hereby deleted and replaced with the following:

                 "At all times, maintain the sum of (x) Adjusted Consolidated Tangible Net Worth plus (y) Subordinated Debt in an amount at least equal to the sum of:"

                 (b) Clause (ii) of Section 7.9 of the Credit Agreement is hereby deleted and replaced with the following:

                 "(ii) fifty percent (50%) of the positive Tax-Adjusted cumulative quarterly increases, if any, in Adjusted Consolidated Tangible Net Worth of the Company (computed without regard to any increase or decrease resulting from (1) the contribution or distribution of Capital Securities, (2) cash equity contributions to the Company, (3) the receipt of proceeds of issuances of stock of the Company, (4) the Anticipated Servicing Sale, or (5) the exchange of Subordinated Debt for Series A Preferred Stock) for each calendar quarter beginning with calendar quarter beginning January 1, 1996, plus"

         6.      Total Debt. The parenthetical phrase "(excluding Subordinated
Debt)" is hereby added after the words "Allow the total Debt" in the introductory clause of Section 8.5 of the Credit Agreement.

         7. Leverage Ratios. The introductory clause of Section 8.9 of the Credit Agreement is hereby deleted and replaced with the following:





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         "Permit the ratio of (1) Funded Debt less Subordinated Debt to (2)
         Adjusted Consolidated Tangible Net Worth plus Subordinated Debt (the "Leverage Ratio") to exceed the following:"

         8.      Restricted Payments.

                 (a) The words "to its stockholders" in the introductory clause of Section 8.16 of the Credit Agreement are hereby deleted.

                 (b) The final sentence of Subsection (a) of Section 8.16 of the Credit Agreement is hereby deleted and replaced with the following:

                 "The Tax-Adjusted increase in Adjusted Consolidated Tangible Net Worth referenced in this Subsection (a) shall be computed without regard to any increase or decrease resulting from the following activities: (1) the contribution or distribution of Capital Securities, (2) cash equity contributions to the Company, (3) the receipt of proceeds of issuances of stock of the Company, (4) the payment of permitted Restricted Payments, (5) the Anticipated Servicing Sale, or (6) the exchange of Subordinated Debt for Series A Preferred Stock."


                 (c) Clause (i) of Subsection (b) of Section 8.16 of the Credit Agreement is hereby deleted and replaced with the following:

         "(i) pay dividends required to be paid on its Series A Preferred Stock and pay interest that is due and payable on the Subordinated Debt, provided that all payments made pursuant to this clause (i) shall still be included for purposes of determining the maximum amount of dividends and distributions payable under Subsection (a);"

         9.      Subordinated Debt Indenture.

                 (a) The following is hereby added at the end of Article VIII of the Credit Agreement as Section 8.19:

                 "8.19  Subordinated Debt Indenture.

                          "(a) Enter into, without the prior written consent of the Required Lenders, any amendment or modification of the Subordinated Debt Indenture or other documents evidencing or governing the terms of the Subordinated Debt if such amendment or modification would change (i) the principal amount of or rate of interest on the Subordinated Debt, (ii) the terms of repayment of the Subordinated Debt, (iii) the provisions relating to the deferral of interest on the Subordinated Debt, (iv) any terms or provisions of Article 12 (Subordination) of the Subordinated Debt Indenture, (v) the definition of "Event of Default" in the Subordinated Debt Indenture, or (vi) the provision of the Subordinated Debt Indenture which requires





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         the trustee to give certain holders of senior indebtedness notices of defaults, accelerations and certain other events; provided, however, that the Lenders hereby consent to that certain [First Supplemental Indenture dated_________ ]; or

                          (b) Enter into, without the prior written consent of the Agent, any material amendment or modification of the Subordinated Debt Indenture or other documents evidencing or governing the terms of the Subordinated Debt other than the amendments or modifications requiring the consent of the Required Lenders pursuant to clause (a) above; or

                          (c) Consent, without prior written notice to the Agent, to any change in the trustee under the Subordinated Debt Indenture."

                 (b) The phrase "or 8.19" is hereby added after the phrase "or 8.18" in Section 10.1(f) of the Credit Agreement.

         10.     Miscellaneous.

                 (a) All references to the Credit Agreement in the Credit Agreement and the other Credit Documents shall be deemed to refer to the Credit Agreement as amended by this First Amendment.

                 (b) The Company and TMA each hereby represents and warrants to the Lenders that on the date of execution hereof, both prior to and after giving effect to this First Amendment, (i) the representations and warranties of the Company and TMA contained in the Credit Documents are accurate and complete in all respects, and (ii) no Default or event which with the giving of notice and/or the passage of time would constitute a Default has occurred and is continuing.

                 (c) In all other respects, the Credit Agreement is and remains unmodified and in full force and effect and is hereby ratified and confirmed. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this First Amendment by signing any such counterpart.

                 (d) This First Amendment shall be construed in accordance with and governed by the laws of the State of Illinois.

         IN WITNESS WHEREOF, the Company, TMA, the Lenders and the Agent have executed this First Amendment as of the date first above written to be effective as of the Effective Date.





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                                         SOURCE ONE MORTGAGE SERVICES
                                         CORPORATION

                                         By: /s/ Michael C. Allemang
                                         --------------------------
                                             Name: Michael C. Allemang
                                             Title:  Executive Vice President
                                                     and Chief Financial Officer

                                         THE MORTGAGE AUTHORITY, INC.

                                         By: /s/ Mark Janssen
                                             ---------------------------
                                             Name: Mark Janssen
                                             Title:  Senior Vice President and
                                                     Controller



                                         THE FIRST NATIONAL BANK OF CHICAGO,
                                         as Agent

                                         By: /s/
                                             -------------------------------
                                             Name:
                                                  --------------------------
                                             Title: Senior Vice President
                                                  --------------------------

                                         THE FIRST NATIONAL BANK OF CHICAGO

                                         By: /s/
                                             -------------------------------
                                             Name:
                                                  --------------------------
                                             Title: Senior Vice President
                                                  --------------------------





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                                         ABN AMRO BANK, N.V.

                                         By: /s/ David H. Hannah
                                             -------------------------------
                                             Name: David H. Hannah
                                                   -------------------------
                                             Title: Group Vice President
                                                    ------------------------

                                         By: /s/ James M. Minich
                                             -------------------------------
                                             Name: James M. Minich
                                                   -------------------------
                                             Title: Assistant Vice President
                                                    ------------------------

                                         THE BANK OF NEW YORK

                                         By: /s/ Patricia M. Dominus
                                             -------------------------------
                                             Name: Patricia M. Dominus
                                                   -------------------------
                                             Title: Vice President
                                                    ------------------------

                                         BANKERS TRUST COMPANY

                                         By: /s/ John O'Rourke
                                             -------------------------------
                                             Name: John O'Rourke
                                                   -------------------------
                                             Title: Vice President
                                                    ------------------------

                                         BARCLAYS BANK PLC

                                         By: /s/ John C. Strickland
                                             -------------------------------
                                             Name: John C. Strickland
                                                   -------------------------
                                             Title: Vice President
                                                    ------------------------

                                         CIBC, INC.

                                         By: /s/ Stephen D. Reynolds
                                             -------------------------------
                                             Name: Stephen D. Reynolds
                                                   -------------------------
                                             Title: Vice President
                                                    ------------------------




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                                         COMERICA BANK


                                         By: /s/ James R. Grossett
                                             ----------------------------------
                                             Name: James R. Grossett
                                                   ----------------------------
                                             Title: Vice President
                                                    ---------------------------


CREDIT LYONNAIS,                             CREDIT LYONNAIS,
CAYMAN ISLAND BRANCH                         NEW YORK BRANCH

By: /s/ Renaud d'Herbes                  By: /s/ Renaud d'Herbes
    ---------------------------              ----------------------------------
    Name: Renaud d'Herbes                    Name: Renaud d'Herbes
          ---------------------                    ----------------------------
    Title: Authorized Signer                 Title: Senior Vice President
           --------------------                     ---------------------------



                                         CREDIT SUISSE

                                         By: /s/ Geoffrey M. Craig
                                             ----------------------------------
                                             Name: Geoffrey M. Craig
                                                   ----------------------------
                                             Title: Member of Senior Management
                                                    ---------------------------

                                         By: /s/ Kristinn R. Kristinsson
                                             ----------------------------------
                                             Name: Kristinn R. Kristinsson
                                                   ----------------------------
                                             Title: Associate
                                                    ---------------------------

                                         THE DAI-ICHI KANGYO BANK, LTD.,
                                         CHICAGO BRANCH

                                         By: /s/ Takeshi Hemmi
                                             ----------------------------------
                                             Name: Takeshi Hemmi
                                                   ----------------------------
                                             Title: Vice President
                                                    ---------------------------


                                         FIRST INTERSTATE BANK OF CALIFORNIA

                                         By: /s/ Patrick McCormick
                                             ----------------------------------
                                             Name: Patrick McCormick
                                                   ----------------------------
                                             Title: Senior Vice President
                                                    ---------------------------

                                         By: /s/ Jonathon S. David
                                             ----------------------------------
                                             Name: Jonathan S. David
                                                   ----------------------------
                                             Title: Associate Vice President
                                                    ---------------------------




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                                         THE MITSUBISHI TRUST AND BANKING
                                         CORPORATION

                                         By: /s/ J. Chad Schumacher
                                             -----------------------------------
                                             Name: J. Chad Shumacher
                                                  ------------------------------
                                             Title: Senior Vice President
                                                  ------------------------------
                                                    Chief Manager
                                                  ------------------------------



                                         NATIONAL CITY BANK, KENTUCKY

                                         By: /s/ Anthony Powell
                                             -----------------------------------
                                             Name: Anthony Powell
                                                  ------------------------------
                                             Title:Corporate Banking Officer
                                                  ------------------------------



                                         PNC BANK, NATIONAL ASSOCIATION

                                         By: /s/ John F. Broeren
                                             -----------------------------------
                                             Name: John F. Broeren
                                                  ------------------------------
                                             Title: Assistant Vice President
                                                  ------------------------------



                                         SHAWMUT BANK, N.A.

                                         By: /s/ Michael A. Cape
                                             -----------------------------------
                                             Name: Michael A. Cape
                                                  ------------------------------
                                             Title: Vice President
                                                  ------------------------------





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                                         WESTDEUTSCHE LANDESBANK
                                         GIROZENTRALE, NEW YORK AND CAYMAN
                                         ISLANDS BRANCHES

                                         By: /s/ Kenneth R. Crespo
                                             -----------------------------------
                                             Name: Kenneth R. Crespo
                                                 -------------------------------
                                             Title: Vice President
                                                  ------------------------------


                                         By: /s/ Vincent J. Portella
                                             -----------------------------------
                                             Name: Vincent J. Portella
                                                 -------------------------------
                                             Title: Managing Director
                                                  ------------------------------








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